                                                             EXHIBIT (8)(d)(iii)

                                FOURTH AMENDMENT
                                       TO
                          FUND PARTICIPATION AGREEMENT
                                      AMONG
                    AMERICAN GENERAL LIFE INSURANCE COMPANY,
                        DREYFUS VARIABLE INVESTMENT FUND,
               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.,
                  DREYFUS LIFE and ANNUITY INDEX FUND, INC. AND
                        (d/b/a DREYFUS STOCK INDEX FUND)
                          DREYFUS INVESTMENT PORTFOLIOS

THIS FOURTH AMENDMENT TO FUND PARTICIPATION AGREEMENT ("Amendment") dated as of January 15, 2004, amends the Fund Participation Agreement dated as of June 1, 1998 and any amendments thereto, (the "Agreement"), among AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Insurance Company"), on behalf of itself and its Separate Accounts (as defined below), and each of DREYFUS VARIABLE INVESTMENT FUND, THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., DREYFUS LIFE AND ANNUITY INDEX FUND, Inc. (D/B/A DREYFUS STOCK INDEX FUND) and DREYFUS INVESTMENT PORTFOLIOS (each a "Fund"). All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

WHEREAS, Insurance Company and each Participating Fund have reached an agreement to delete Exhibit A in its entirety and replace it with the Exhibit A attached hereto; and

WHEREAS, Insurance Company and each Participating Fund have reached an agreement to delete Exhibit B in its entirety and replace it with the Exhibit B attached hereto.

NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Exhibit A is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

2. Exhibit B is hereby deleted in its entirety and replaced with the Exhibit B attached hereto.

3. Except as amended hereby, the Agreement is hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their name and on their behalf by their duly authorized representative hereto as of the date specified above.

     AMERICAN GENERAL LIFE INSURANCE COMPANY


          By:
             ---------------------------


     DREYFUS VARIABLE INVESTMENT FUND


          By:
             ---------------------------


     THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.


          By:
             ---------------------------


     DREYFUS LIFE and ANNUITY INDEX FUND, INC.
     (d/b/a DREYFUS STOCK INDEX FUND)


          By:
             ---------------------------


     DREYFUS INVESTMENT PORTFOLIOS


          By:
             ---------------------------

                                    Exhibit A
                                    ---------

                           LIST OF PARTICIPATING FUNDS


Dreyfus Variable Investment Fund
   Developing Leaders Portfolio
   Quality Bond Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Investment Portfolios
   MidCap Stock Portfolio

                                    Exhibit B
                                    ---------

                         SEPARATE ACCOUNTS AND CONTRACTS
                         -------------------------------


Name of Separate Account and   Registration Numbers and Names of Contracts
Date Established by Board of   Funded by Separate Account
Directors
----------------------------   -------------------------------------------------
                               Registration     Name of Contract:
                               Nos.:
                               ---------------  --------------------------------

American General Life          333-70667        Platinum Investor Variable
Insurance Company              811-02441        Annuity
Separate Account D
Established:                   333-109206       Platinum Investor Immediate
November 19, 1973              811-02441        Variable Annuity

American General Life
Insurance Company
Separate Account VL-R          333-42567        Platinum Investor I and Platinum
Established: May 6, 1997       811-08561        Investor II Variable Life
                                                Insurance Policies

                               333-80191        Corporate America -
                               811-08561        Variable Life Insurance Policies

                               333-90787        Platinum Investor Survivor
                               811-08561        Variable Life Insurance Policies

                               333-43264        Platinum Investor III
                               811-08561        Variable Life Insurance Policies

                               333-82982        Platinum Investor PLUS
                               811-08561        Variable Life Insurance Policies

                               333-65170        Platinum Investor Survivor II
                               811-08561        Variable Life Insurance Policies

                               333-109613       Platinum Investor FlexDirector
                               811-08561        Variable Life Insurance Policies